UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

BEL FUSE INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-11676	22-1463699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey		07302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 432-0463

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 3, 2011, Bel Fuse Inc. (the “Company”) announced via press release that it has mailed a letter to the shareholders of Pulse Electronics Corporation (“Pulse”) in connection with Pulse’s 2011 annual meeting of shareholders scheduled for May 18, 2011.  The press release and letter to shareholders of Pulse have been posted to www.ProxyProcess.com/BelFuse.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. A copy of the letter to shareholders of Pulse is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibits

99.1	Press release, dated May 3, 2011.

99.2	Letter to shareholders of Pulse Electronics Corporation, dated May 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEL FUSE INC.
(Registrant)

Date: May 3, 2011	By:	/s/ Colin Dunn
Colin Dunn Vice President Finance and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibits

99.1	Press release, dated May 3, 2011.

99.2	Letter to shareholders of Pulse Electronics Corporation, dated May 3, 2011.